Exhibit 5.1

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300 +1 212 839 5599 FAX	BEIJING BOSTON BRUSSELS CENTURY CITY CHICAGO DALLAS GENEVA	HONG KONG HOUSTON LONDON LOS ANGELES MUNICH NEW YORK PALO ALTO	SAN FRANCISCO SHANGHAI SINGAPORE SYDNEY TOKYO WASHINGTON, D.C.

FOUNDED 1866

October 11, 2016

Colony Starwood Homes

8665 East Hartford Drive

Scottsdale, Arizona 85255

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the shelf registration statement on Form S-3 (such registration statement, including the documents incorporated by reference therein, the “Registration Statement”) being filed by Colony Starwood Homes, a Maryland real estate investment trust (the “Company”), with the Securities and Exchange Commission (the “Commission”). The Registration Statement relates to the offering from time to time, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of an indeterminate amount of:

(i) the Company’s senior debt securities (“Debt Securities”);

(ii) the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”);

(iii) the Company’s preferred shares, $0.01 par value per share (“Preferred Shares”), which may be represented by Depositary Shares (as defined below);

(iv) depositary shares (“Depositary Shares”) representing fractional interests in Preferred Shares;

(v) warrants (“Warrants”) of the Company to purchase Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Purchase Contracts (as defined below), Rights (as defined below) or Units (as defined below);

(vi) purchase contracts (“Purchase Contracts”) entitling or obligating the holders thereof to purchase from or sell to the Company, and the Company to sell to or purchase from the holders thereof, Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants, Rights or Units;

(vii) rights (“Rights”) to purchase Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants, Purchase Contracts or Units; and

(viii) units (“Units”) consisting of two or more of the Securities (as defined below) referred to above;

Sidley Austin (NY) LLP is a Delaware limited liability partnership doing business as Sidley Austin LLP and practicing in affiliation with other Sidley Austin partnerships.

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in each case, as described in the prospectus forming a part of the Registration Statement at the time the Registration Statement becomes effective (the “Prospectus”). The Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants, Purchase Contracts, Rights and Units are hereinafter referred to, collectively, as the “Securities.”

Unless otherwise specified in the applicable prospectus supplement:

(a) the Debt Securities will be issued under one or more indentures (each, an “Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”);

(b) the Depositary Shares representing fractional interests in the Preferred Shares of any series will be evidenced by depositary receipts (the “Depositary Receipts”) issued pursuant to a deposit agreement (each, a “Deposit Agreement”) to be entered into by the Company and a depositary (each, a “Depositary”);

(c) the Warrants will be issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”), each to be entered into by the Company and a warrant agent (each, a “Warrant Agent”);

(d) the Purchase Contracts will be issued pursuant to one or more purchase contract agreements (each, a “Purchase Contract Agreement”), each to be entered into by the Company and a purchase contract agent (each, a “Purchase Contract Agent”);

(e) the Rights will be issued pursuant to one or more rights agreements (each, a “Rights Agreement”), each to be entered into by the Company and a Rights Agent (each, a “Rights Agent”); and

(f) the Units will be issued pursuant to one or more unit agreements (each, a “Unit Agreement”), each to be entered into by the Company and a unit agent (each, a “Unit Agent”);

each of the foregoing to be substantially in the form that has been or will be filed as an exhibit to the Registration Statement or a document incorporated or deemed to be incorporated by reference in the Registration Statement. Each Indenture and all Articles Supplementary (as defined below), Depositary Receipts, Deposit Agreements, Warrant Agreements, Purchase Contract Agreements, Rights Agreements, Unit Agreements, supplemental indentures and officers’ certificates establishing the form or terms of the Debt Securities of any series and certificates evidencing any of the Securities are hereinafter called, collectively, the “Transaction Documents.”

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

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In connection with this opinion letter, we have examined and relied upon originals, or copies identified to our satisfaction, of the Registration Statement and the exhibits thereto (including each Indenture), the Articles of Amendment and Restatement of Declaration of Trust of the Company (the “Declaration of Trust”), the Amended and Restated Bylaws of the Company (the “Bylaws”) and the resolutions (the “Resolutions”) relating to the Registration Statement adopted by the Board of Trustees of the Company (the “Board”). The Declaration of Trust, the Bylaws, the Resolutions and any additional resolutions that may be adopted by the Board or any duly authorized committee thereof in connection with the offering, issuance or sale of any Securities or any of the Transaction Documents or transactions related thereto are hereinafter called, collectively, the “Governing Documents.” We have also examined and relied upon originals, or copies of originals certified or otherwise identified to our satisfaction, of such records of the Company and other trust documents, have examined such questions of law and have satisfied ourselves as to such matters of fact as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to us for our examination. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of the Company.

Based upon the foregoing, and subject to the qualifications, limitations and assumptions set forth herein, we are of the opinion that:

1. With respect to an offering of Debt Securities of any series covered by the Registration Statement, the Debt Securities of such series will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the applicable Indenture (and any necessary supplemental indenture) shall have been qualified under the Trust Indenture Act of 1939, as amended; (ii) a prospectus supplement with respect to such series of Debt Securities shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) all necessary trust action shall have been taken by the Company to authorize and approve the form, terms, execution, delivery and performance of (A) such series of Debt Securities, (B) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Debt Securities pursuant to the applicable Indenture and (C) the form of certificate evidencing the Debt Securities of such series, and to authorize and approve the issuance, sale, delivery and purchase price of the Debt Securities of such series, in each case as contemplated by the Registration Statement, the prospectus supplement referred to in clause (ii) of this paragraph and the applicable Indenture, all in accordance with and pursuant to the Governing Documents and the Maryland Real Estate Investment Trust Law, as amended (the “Maryland REIT Law”); (iv) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Debt Securities and an order directing the Trustee to authenticate the certificates evidencing the Debt Securities of such series

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shall have been duly executed and delivered by duly authorized officers of the Company and any such supplemental indenture shall have been duly authorized, executed and delivered by the Trustee, in each case in accordance with the applicable Indenture; and (v) certificates representing the Debt Securities of such series shall have been duly executed and delivered by duly authorized officers of the Company, authenticated by the Trustee and issued, all in accordance with the applicable Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Debt Securities of such series, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents and the Maryland REIT Law.

2. With respect to an offering of Depositary Shares covered by the Registration Statement, the Depositary Receipts evidencing such Depositary Shares will entitle the holders thereof to the rights specified in such Depositary Receipts and the related Deposit Agreement when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Depositary Shares and the requisite number of shares of the series of Preferred Shares underlying such Depositary Shares (the “Underlying Preferred Shares”) shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the Maryland REIT Law authorizing and approving the form, terms, execution, delivery and performance of such Deposit Agreement and such Depositary Receipts and the issuance, sale and delivery of such Depositary Shares and Depositary Receipts at a purchase price (payable in cash) in an amount not less than the aggregate par value of the Underlying Preferred Shares, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) all necessary actions relating to the Underlying Preferred Shares and the appropriate articles supplementary to the Declaration of Trust relating to the Underlying Preferred Shares (“Articles Supplementary”) shall have been taken such that the Underlying Preferred Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (v) such Deposit Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Depositary named therein; (vi) the Company’s books shall reflect the issuance of such Underlying Preferred Shares to and deposit with such Depositary in accordance with the terms of such Deposit Agreement against payment of the agreed consideration therefor (in cash) in an amount not less than the aggregate par value thereof, all in accordance with the Governing Documents, the resolutions contemplated or required by clauses (iii) and (iv) of this paragraph and the Maryland REIT Law; and (vii) the Depositary Receipts evidencing such Depositary Shares shall have been duly authorized, executed and delivered by such Depositary in accordance with such Deposit Agreement and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor (in cash) in an amount not less than the aggregate par

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value of the Underlying Preferred Shares, all in accordance with the Governing Documents, the resolutions contemplated or required by clauses (iii) and (iv) of this paragraph and the Maryland REIT Law.

3. With respect to an offering of Warrants covered by the Registration Statement, such Warrants will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Warrants and the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Purchase Contracts, Rights or Units, as the case may be, issuable upon exercise of such Warrants (and, in the case of Depositary Shares, Purchase Contracts, Rights or Units, the underlying Securities) (in any such case, the “Warrant Securities”) shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the Maryland REIT Law authorizing and approving the form, terms, execution, delivery and performance of the related Warrant Agreement and the form of certificate evidencing such Warrants, the issuance, sale, delivery and purchase price of such Warrants, the issuance, sale and delivery of the Warrant Securities upon exercise of such Warrants and the exercise price of such Warrants, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) if the Warrant Securities are Debt Securities, the actions described in paragraph (1) of this opinion letter shall have been taken; (v) if the Warrant Securities are Common Shares, all necessary actions relating to such Common Shares shall have been taken such that such Common Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vi) if the Warrant Securities are Preferred Shares, all necessary actions relating to such Preferred Shares and the appropriate Articles Supplementary relating to such Preferred Shares shall have been taken such that such Preferred Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vii) if the Warrant Securities are Depositary Shares, the actions described in paragraph (2) of this opinion letter shall have been taken; (viii) if the Warrant Securities are Purchase Contracts, the actions described in paragraph (4) of this opinion letter shall have been taken; (ix) if the Warrant Securities are Rights, the actions described in paragraph (5) of this opinion letter shall have been taken; (x) if the Warrant Securities are Units, the applicable actions described in paragraph (6) of this opinion letter shall have been taken; (xi) such Warrant Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Warrant Agent named therein; and (xii) certificates representing such Warrants shall have been duly executed and delivered by duly authorized officers of the Company, countersigned (if applicable) by such Warrant Agent and issued, all in accordance with such Warrant Agreement, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents, the applicable resolutions contemplated or required by clauses (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) of this paragraph and the Maryland REIT Law.

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4. With respect to an offering of Purchase Contracts covered by the Registration Statement, such Purchase Contracts will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Purchase Contracts and the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants, Rights or Units, as the case may be, that may be purchased or sold pursuant to such Purchase Contracts (and, in the case of Depositary Shares, Warrants, Rights or Units, the underlying Securities) (in any such case, the “Purchase Contract Securities”) shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the Maryland REIT Law authorizing and approving the form, terms, execution, delivery and performance of the related Purchase Contract Agreement and the certificates evidencing such Purchase Contracts, the issuance, sale, delivery and purchase price of such Purchase Contracts and the issuance, sale and delivery or the purchase of, as the case may be, and the purchase price of, such Purchase Contract Securities pursuant to the terms of such Purchase Contract Agreement and the Purchase Contracts, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) if the Purchase Contract Securities are Debt Securities, the actions described in paragraph (1) of this opinion letter shall have been taken; (v) if the Purchase Contract Securities are Common Shares, all necessary actions relating to such Common Shares shall have been taken such that such Common Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vi) if the Purchase Contract Securities are Preferred Shares, all necessary actions relating to such Preferred Shares and the appropriate Articles Supplementary relating to such Preferred Shares shall have been taken such that such Preferred Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vii) if the Purchase Contract Securities are Depositary Shares, the actions described in paragraph (2) of this opinion letter shall have been taken; (viii) if the Purchase Contract Securities are Warrants, the actions described in paragraph (3) of this opinion letter shall have been taken; (ix) if the Purchase Contract Securities are Rights, the actions described in paragraph (5) of this opinion letter shall have been taken; (x) if the Purchase Contract Securities are Units, the applicable actions described in paragraph (6) of this opinion letter shall have been taken; (xi) such Purchase Contract Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Purchase Contract Agent named therein; and (xii) certificates representing such Purchase Contracts shall have been duly executed and delivered by duly authorized officers of the Company, countersigned (if applicable) by such Purchase Contract Agent and issued, all in accordance with such Purchase Contract Agreement, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents, the applicable resolutions contemplated or required by clauses (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) of this paragraph and the Maryland REIT Law.

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5. With respect to an offering of Rights covered by the Registration Statement, such Rights will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Rights and the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants, Purchase Contracts or Units, as the case may be, issuable upon exercise of such Rights (and, in the case of Depositary Shares, Warrants, Purchase Contracts or Units, the underlying Securities) (in any such case, the “Rights Securities”) shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the Maryland REIT Law authorizing and approving the form, terms, execution, delivery and performance of the related Rights Agreement and the certificates evidencing such Rights and the issuance, sale, delivery and purchase price of such Rights and the Rights Securities issuable upon the exercise of such Rights, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) if the Rights Securities are Debt Securities, the actions described in paragraph (1) of this opinion letter shall have been taken; (v) if the Rights Securities are Common Shares, all necessary actions relating to such Common Shares shall have been taken such that such Common Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vi) if the Rights Securities are Preferred Shares, all necessary actions relating to such Preferred Shares and the appropriate Articles Supplementary relating to such Preferred Shares shall have been taken such that such Preferred Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vii) if the Rights Securities are Depositary Shares, the actions described in paragraph (2) of this opinion letter shall have been taken; (viii) if the Rights Securities are Warrants, the actions described in paragraph (3) of this opinion letter shall have been taken; (ix) if the Rights Securities are Purchase Contracts, the actions described in paragraph (4) of this opinion letter shall have been taken; (x) if the Rights Securities are Units, the applicable actions described in paragraph (6) of this opinion letter shall have been taken; (xi) such Rights Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Warrant Agent named therein; and (xii) certificates representing such Rights shall have been duly executed and delivered by duly authorized officers of the Company, countersigned (if applicable) by such Rights Agent and issued, all in accordance with such Rights Agreement, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents, the applicable resolutions contemplated or required by clauses (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) of this paragraph and the Maryland REIT Law.

6. With respect to an offering of Units covered by the Registration Statement, such Units will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have

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become effective under the Securities Act; (ii) a prospectus supplement with respect to such Units and the Debt Securities, Common Shares, Preferred Shares, Depositary Shares, Warrants, Purchase Contracts or Rights, as the case may be, included in such Units (and, in the case of Depositary Shares, Warrants, Purchase Contracts or Rights, the underlying Securities) (in any such case, the “Unit Securities”) shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in accordance with the Governing Documents and the Maryland REIT Law authorizing and approving the form, terms, execution, delivery and performance of the related Unit Agreement and the certificates evidencing such Units and the issuance, sale, delivery and purchase price of such Units and the Unit Securities included in such Units, in each case as contemplated by the Registration Statement and the prospectus supplement referred to in clause (ii) of this paragraph; (iv) if the Unit Securities include Debt Securities, the actions described in paragraph (1) of this opinion letter shall have been taken; (v) if the Unit Securities include Common Shares, all necessary actions relating to such Common Shares shall have been taken such that such Common Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vi) if the Unit Securities include Preferred Shares, all necessary actions relating to such Preferred Shares and the appropriate Articles Supplementary relating to such Preferred Shares shall have been taken such that such Preferred Shares shall be duly authorized and, when issued, validly issued, fully paid and nonassessable; (vii) if the Unit Securities include Depositary Shares, the actions described in paragraph (2) of this opinion letter shall have been taken; (viii) if the Unit Securities include Warrants, the actions described in paragraph (3) of this opinion letter shall have been taken; (ix) if the Unit Securities include Purchase Contracts, the actions described in paragraph (4) of this opinion letter shall have been taken; (x) if the Unit Securities include Rights, the applicable actions described in paragraph (5) of this opinion letter shall have been taken; (xi) such Unit Agreement shall have been duly executed and delivered by duly authorized officers of the Company and duly authorized, executed and delivered by the Unit Agent named therein; and (xii) certificates representing such Units shall have been duly executed and delivered by duly authorized officers of the Company, countersigned (if applicable) by such Unit Agent and issued, all in accordance with such Unit Agreement, and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor, all in accordance with the Governing Documents, the applicable resolutions contemplated or required by clauses (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) of this paragraph and the Maryland REIT Law.

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief. Our opinions are also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a

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claim with respect to any Securities that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i) the applicable Securities will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto;

(ii) the execution, delivery and performance by the Company of the applicable Transaction Documents and the issuance, sale, exercise (if applicable) and delivery of the applicable Securities (including, without limitation, any Underlying Preferred Shares, Warrant Securities, Purchase Contract Securities, Rights Securities or Unit Securities) will not (A) contravene or violate the Governing Documents, any other resolutions adopted by the Board or any duly authorized committee thereof, the Maryland REIT Law or any other law, rule or regulation applicable to the Company, (B) result in a default under or breach of any agreement or instrument binding upon the Company or any order, judgment or decree of any court or governmental authority applicable to the Company, or (C) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(iii) all of the actions taken by the Company as contemplated by paragraphs (1) through (6) of this opinion letter shall have been taken pursuant to and in accordance with the Governing Documents, any other applicable resolutions adopted by the Board or any duly authorized committee thereof, the Maryland REIT Law and any other applicable laws, rules or regulations;

(iv) the authorization by the Company of the transactions described above, the Transaction Documents and the other instruments, agreements and other documents entered into by the Company in connection with the transactions described above will not have been rescinded and there will not have occurred any change in law affecting the validity, binding character or enforceability of any such instruments, agreements and other documents;

(v) the Declaration of Trust and Bylaws, as currently in effect, will not have been modified or amended and will be in full force and effect;

(vi) the form, terms, execution, delivery and performance of the applicable Transaction Documents and the issuance, sale, exercise (if applicable), and delivery of the Securities (including, without limitation, any Underlying Preferred Shares, Warrant Securities, Purchase Contract

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Securities, Rights Securities and Unit Securities and any issuance, sale or delivery upon exercise thereof of Warrants, Purchase Contracts or Rights) shall have been duly authorized and approved by the Board or a duly authorized committee thereof or, to the extent permitted by the Governing Documents and the Maryland REIT Law and authorized by resolutions duly adopted by the Board or any duly authorized committee thereof, by duly authorized officers of the Company acting pursuant to authority delegated to such officers by the Board or a duly authorized committee thereof, all in accordance with, and within any parameters or limitations established by, the Governing Documents, any other applicable resolutions of the Board or any duly authorized committee thereof, the Transaction Documents, the Maryland REIT Law and any other applicable laws, rules or regulations, such terms will be accurately reflected in the applicable Transaction Documents and any other instruments, agreements and certificates governing, evidencing or establishing the forms and terms of such Securities, and the issuance, sale and delivery of the Securities (including, without limitation, any Underlying Preferred Shares, Warrant Securities, Purchase Contract Securities, Rights Securities and Unit Securities and any issuance, sale or delivery thereof upon exercise of Warrants, Purchase Contracts or Rights) will not be subject to any preemptive or other similar rights; and

(vii) the Company will be a real estate investment trust validly existing and in good standing under the laws of the State of Maryland, will be in compliance with all applicable laws, rules and regulations relevant to the opinions expressed herein and will have a number of authorized and unissued Common Shares and Preferred Shares sufficient to provide for the issuance of all Common Shares and Preferred Shares (including, without limitation, Underlying Preferred Shares) issued pursuant to the transactions contemplated above and issuable upon exercise of any Warrants, Purchase Contracts or Rights. We have further assumed that the Transaction Documents (other than any Articles Supplementary) and Securities (other than the Common Shares and Preferred Shares) will be governed by and construed in accordance with the laws of the State of New York.

With respect to each Transaction Document and other instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and at all relevant times was, is and will be validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and at all relevant times had, has and will have full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument at all relevant times was, is and will be a valid, binding and enforceable agreement or obligation, as the case may be, of each party thereto; provided, that we make no assumption in clause (iii) insofar as such assumption relates to the Company and is expressly covered by our opinions set forth herein.

This opinion letter is given as of the date hereof and is limited to the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to

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the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in each case as to any matters arising thereunder or relating thereto.

We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and further consent to the reference to this Firm under the caption “Legal Matters” in the Prospectus. This consent is not to be construed as an admission that we are a party whose consent is required to be filed with the Registration Statement under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP